UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 19, 2006

Westland Development Co., Inc.

(Exact Name of Registrant as Specified in Charter)

New Mexico	0-7775	85-0165021
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

401 Coors Blvd., NW, Albuquerque        87121

(Address of Principal Executive Offices)                    (Zip Code)

Registrant’s telephone number, including area code:

(505) 831-9600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 19, 2006, Westland Development Co., Inc. ("Westland") entered into an Agreement and Plan of Merger (the "Merger Agreement") with SCC Acquisition Corp. ("SCC"), a member of the SunCal Companies group ("SunCal").

Pursuant to the Merger Agreement, SCC will be merged with and into Westland, with Westland being the surviving corporation of the merger (the "Merger"). At the effective time of the Merger, each share of Westland's outstanding no par value common stock and Class B common stock will be converted into the right to receive $315 in cash. Upon completion of the Merger, Westland will become a wholly owned subsidiary of SunCal.

Prior to and subject to the completion of the Merger, Westland will form a New Mexico limited liability company called “Atrisco Oil & Gas LLC” (“Atrisco LLC”). Immediately prior to and subject to the completion of the Merger, Westland will contribute to Atrisco LLC a 100% interest in Westland’s existing oil and gas leases and a 50% interest in all oil, gas and other mineral rights on the Westland property. Immediately prior to the effective time of the Merger, Westland will distribute to Westland's existing shareholders one Class A unit of Atrisco LLC for each share of Westland no par value common stock and Class B common stock held by such holders as of the record date for the shareholders meeting to approve the Merger Agreement (the "Distribution"). The Distribution is expected to be treated for federal income tax purposes as a taxable dividend of Westland's earnings and profits.

Upon completion of the Merger, Westland will create a charitable trust to promote and preserve the ancestral and cultural heritage of Westland's stockholders and the history of the Atrisco Land Grant. Westland will fund the trust with contributions totaling $100 million made in installments of $1 million a year, the first two installments being made at Closing and will donate to the trust the Santa Clara, San Jose de Armijo and Evangelico Cemeteries and the La Capillita Antigua, San Jose de Ranchos de Atrisco church and cemetery. The trust will continue to honor Westland’s policy of offering free burials to the Atrisco heirs at the cemeteries.

The Merger Agreement and the Merger have been approved by Westland's Board of Directors.

Upon termination of the Merger Agreement under certain circumstances, Westland may be required to pay SCC's expenses and a termination fee of $15 million, representing the termination fees paid by SCC to SHNM Acquisition Corp. ("SHNM") on behalf of Westland pursuant to Westland’s merger agreement with SHNM.

The completion of the Merger is conditioned upon customary closing conditions, including the approval of the holders of at least two-thirds of Westland's outstanding no par value common stock and Class B common stock, voting as separate classes. While the Merger is expected to be completed by the end of the third quarter of 2006, there necessarily can be no assurance that the Merger will be completed or, if so, as to the timing thereof.

The description of the above-referenced document referred to above does not purport to be complete and is qualified in its entirety by reference to the complete text of the document referred to above, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On July 19, 2006, Westland's Board of Directors approved the termination of the existing Agreement and Plan of Merger, dated as of February 24, 2006, as amended, between Westland and SHNM (the "SHNM Merger Agreement").

In connection with termination of the SHNM Merger Agreement, SCC paid on behalf of Westland the $15 million termination fee payable to SHNM pursuant to the SHNM Merger Agreement.

Item 8.01. Other Events.

On July 20, 2006, Westland and SunCal issued a joint press release announcing their entry into the Merger Agreement and termination of the SHNM Merger Agreement. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

Cautionary Statements

This document does not constitute a solicitation by Westland or its Board of Directors or executive officers of any approval or action of its stockholders. Westland will file a proxy statement and other relevant documents concerning the proposed transaction with SunCal with the SEC. Stockholders are urged to read the proxy statement when it becomes available and any other relevant documents filed with the SEC because they will contain important information on the proposed transaction. You will be able to obtain the documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. In addition, stockholders and investors may obtain free copies of such documents filed with the SEC by contacting Robert Simon of Westland at (505) 831-9600 or by written request mailed to Westland Development Co., Inc., 401 Coors Blvd., NW, Albuquerque, New Mexico 87121, Attention: Robert Simon.

Westland and its directors and executive officers and other persons may be deemed to be participating in the solicitation of proxies in connection with the merger. Other information regarding the participants in the proxy solicitation and a description of their interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when it becomes available.

Forward Looking Statements

Statements about the expected timing, completion and effects of the merger and all other statements in this release, other than historical facts, constitute forward–looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Westland may not be able to complete the merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval or the failure to satisfy the other closing conditions

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 19, 2006, by and between Westland Development Co., Inc. and SCC Acquisition Corp., including certain Exhibits

99.1	Press Release issued July 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2006

WESTLAND DEVELOPMENT CO., INC.

By:

Barbara Page

President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of July 19, 2006, by and between Westland Development Co., Inc. and SCC Acquisition Corp., including certain Exhibits

99.1	Press Release issued July 20, 2006.